THE CORPORATE FUND
ACCUMULATION PROGRAM, INC.



[FUND LOGO]
THE CORPORATE FUND ACCUMULATION PROGRAM, INC.[REPEATED FOR 6 LINES]



Semi-Annual Report
June 30, 1997



This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Program unless accompanied or pre-ceded by the Program's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

The Corporate Fund
Accumulation Program, Inc.
Box 9011



[RECYCLE LOGO]
Printed on post-consumer recycled paper



TO OUR SHAREHOLDERS:

For the six-month period ended June 30, 1997, The Corporate Fund
Accumulation Program, Inc. provided a total investment return of +2.39%, based on a change in per share net asset value from $20.69 to $20.62, and assuming reinvestment of $0.556 per share income dividends.

The Environment
Shifting investor perceptions regarding the direction of the US economy brought continued volatility to the US financial markets during much of the six-month period ended June 30, 1997. At the beginning of the year, Federal Reserve Board (FRB) Chairman Alan Greenspan cautioned investors about a possible preemptive strike against inflation. While there were few signs of accelerating inflation in the then-current data, he warned that monetary policy acts with a lag and that it would be easier to tighten policy at that time, as a precaution, rather than tighten later and more sharply once inflation was evident. A mid-January market rally was halted and interest rates began to back up at the beginning of February in anticipation of a central bank move. As Chairman Greenspan warned, the FRB tightened monetary policy on March 25, 1997.

Since the March tightening, economic data have been more benign. Retail sales fell, and inflation remained tame. The yield on the long-term bellwether Treasury bond peaked at 7.17% in mid-April and then began to drop to its current level of 6.57%. This market rally was fueled by a significant change in investor expectations regarding the economy and in the outlook for interest rates. In early May there was widespread agreement that the FRB was ready for another tightening of monetary policy, and it was generally assumed that a further tightening would be needed by July. However, the Consumer Price Index rose only 1.4% for the first five months of 1997, compared with a 3.8% increase over the same period in 1996. At the same time, retail sales figures continued to decline. As a result, the May increase in interest rates did not occur, and the bond rally continued to gain momentum. Increasing evidence of noninflationary economic growth boosted investor confidence, which was confirmed further shortly after the period's close when, as widely expected, the FRB chose to leave monetary policy unchanged. This confluence of positive indicators helped produce a significant rally in the US stock market. A slight decline in interest rates resulted in a modest positive total return for US fixed-income investments.

Current consensus expectations are for the US economy's rate of growth to lose some momentum. Although gross domestic product growth for the first quarter of the year was revised slightly upward to 5.9%, there are indications that the second quarter's rate of growth will be lower. At the same time, inflationary pressures remain contained, supported by the June employment report showing moderate growth in wages along with a slight increase in unemployment. It remains to be seen whether economic activity moderates enough to rule out future FRB monetary policy tightenings.

The US dollar continued to be strong relative to other currencies. In Europe, investors are uncertain regarding the viability of economic and monetary union, while scandals continue to depress investor confidence in Japan. At present, it appears that the US economy is perceived most favorably by investors for its ongoing growth and limited inflationary pressures. If economic data releases continue to support this point of view, the outlook for the US capital markets should remain positive.

Portfolio Matters
We began to take a more defensive position in the Program toward the end of January. At that time, we reduced the duration from 5.32 years to
4.63 years. In the weeks following the FRB's March 25, 1997 tightening, the bond market's yield rose to its peak of 7.17%. We continued to be defensive and brought the duration to 4.38 years to seek to protect the Program against the erosion of net asset value. We took a more optimistic view of market conditions at the beginning of May, when we began to invest more aggressively, and by the end of June had extended the duration of the portfolio to 4.68 years. Currently, the average portfolio maturity of the Program is 9.2 years. The average credit quality remained the same at AA - as measured by Standard & Poor's Corp. Most of the credit quality risk was taken in financial institutions, followed by industrials and utilities. We hold underweighted positions in Canadian bonds and Yankee bonds.

Because we expect a resumption of strength in the third and fourth quarters of 1997, we believe that the FRB may resume a tightening mode in the second half of the year. With the yield curve remaining relatively flat, we expect further duration extensions to be moderate. We do not anticipate any significant changes in the asset allocation mix during the summer.

In Conclusion
We appreciate your ongoing interest in The Corporate Fund Accumulation Program, Inc., and we look forward to sharing our investment strategy with you in our upcoming annual report to shareholders.

Sincerely,

/S/ARTHUR ZEIKEL
Arthur Zeikel
President

/S/Jay C. Harbeck
Jay C. Harbeck
Vice President and Portfolio Manager

July 31, 1997



The Corporate Fund Accumulation Program, Inc.



Schedule of Investments                                                                                          June 30, 1997

                      S&P   Moody's   Face                                                                            Value
Industry            Rating  Rating   Amount             Issue                                     Cost               (Note 1a)


                                                   US Government Obligations
US Government                                       US Treasury Notes:
Obligations --      AAA     Aaa     $1,000,000      7.875% due 8/15/2001                        $1,072,299         $1,053,910
4.1%                AAA     Aaa      1,000,000      5.875% due 2/15/2004                           981,367            968,910
                    AAA     Aaa      1,000,000      6.50% due 5/15/2005                          1,003,415            998,120
                                                                                             -------------      -------------
                                                   Total US Government Obligations -- 4.1%       3,057,081          3,020,940
                                                                                             =============      =============

                                                   Corporate Bonds & Notes
Asset-Backed        AAA     Aaa      2,000,000     First Bank Corporate Card Securities
Securities+ --                                     Master Trust, 6.40% due 2/15/2003             1,997,683          1,979,420
2.7%

Banks &             AA      Aa2      1,500,000     BP America, 9.375% due 11/01/2000             1,617,064          1,625,115
Thrifts -- 14.6%    A+      A1       2,000,000     BankAmerica Corp., 7.125% due 5/12/2005       1,977,173          2,001,700
                    A-      A1       1,500,000     Chase Manhattan Bank Corp., 8.65%
                                                   due 2/13/1999                                 1,545,674          1,554,645
                    A-      A2       2,000,000     First Interstate Bancorp, 9.90% due
                                                   11/15/2001                                    2,238,188          2,226,980
                    BBB     A2       1,250,000     Fleet Capital Trust II, 7.92% due
                                                   12/11/2026                                    1,238,701          1,230,300
                    BBB+    A2       1,000,000     Mellon Capital II, 7.995% due 1/15/2027         953,842            998,800
                    AA -    Aa3      1,000,000     Norwest Corp., 6.25% due 4/15/1999              998,023            999,380
                                                                                             -------------      -------------
                                                                                                10,568,665         10,636,920

Financial           A-      A3         500,000     Chrysler Corporation, 7.45% due 3/01/2027       497,596            493,520
Services --         A+      A1       1,000,000     Ford Motor Credit Co., 7.75% due 3/15/2005      999,296          1,037,530
Captive -- 5.5%     A-      A3       1,000,000     General Motors Acceptance Corp., 6.625%
                                                   due 10/01/2002                                  998,646            991,100
                    A-      Baa1     1,500,000     McDonnell Douglas Financial Corp., 6.13%
                                                   due 12/23/1998                                1,497,452          1,470,645
                                                                                             -------------      -------------
                                                                                                 3,992,990          3,992,795

Financial           A+      A1       1,000,000     American General Finance Corp., 7.70%
Services --                                        due 11/15/1997                                  998,575          1,005,880
Consumer --         AA-     Aa3      2,000,000     Associates Corp. of North America, 5.25%
11.6%                                              due 9/01/1998                                 1,977,421          1,978,920
                    A       A2       1,000,000     Beneficial Corporation, 6.42% due
                                                   1/15/2002                                       984,669            984,810
                    A+      Aa3      1,000,000     CIT Group Holdings, Inc., 6.50% due
                                                   7/13/1998                                     1,003,334          1,002,840
                    A+      A1       1,000,000     Commercial Credit Corp., 6% due 4/15/2000       983,018            984,510
                                                   Equitable Life Assurance Society of
                                                   the US ++++:
                    A       A2         500,000     6.95% due 12/01/2005                            475,019            491,240
                    A       A2       1,000,000     7.70% due 12/01/2015                            993,411            998,700
                    A+      A2       1,000,000     Transamerica Finance Corp., 6.80% due
                                                   3/15/1999                                       999,907          1,007,170
                                                                                             -------------      -------------
                                                                                                 8,415,354          8,454,070

Financial                                          Bear Stearns Companies, Inc.:
Services --         A       A2         500,000     6.50% due 7/05/2000                             499,090            499,090
Other -- 11.2%      A       A2       1,000,000     6.75% due 5/01/2001                             997,582            999,250
                    A       A2         500,000     6.70% due 8/01/2003                             465,155            492,000
                    A+      A1       2,000,000     Dean Witter, Discover & Co., 6.75% due
                                                   8/15/2000                                     1,995,284          2,005,200
                    BBB+    Baa1     1,000,000     PaineWebber Group Inc., 8.875% due
                                                   3/15/2005                                       996,864          1,087,750
                    A       A2       1,000,000     Smith Barney Holdings, Inc., 7.375%
                                                   due 5/15/2007                                 1,000,647          1,008,150
                    A+      A1       2,000,000     Travelers Corp. (The), 7.875% due
                                                   5/15/2025                                     2,027,290          2,050,640
                                                                                             -------------      -------------
                                                                                                 7,981,912          8,142,080

Industrial --       A+      A1       2,000,000     Bass America, Inc., 6.625% due 3/01/2003      1,927,809          1,980,000
Consumer            A       A2         498,079    +Disney Enterprises Inc., 6.85% due
Goods -- 11.2%                                     1/10/2007++                                     497,758            493,646
                    A       A2       1,000,000     First Data Corporation, 6.75% due
                                                   7/15/2005                                       974,270            983,680
                    AAA     Aaa      2,000,000     Johnson & Johnson, 8.72% due 11/01/2024       2,018,737          2,191,180
                    A       A2       1,125,000     May Department Stores Company (The),
                                                   10.625% due 11/01/2010                        1,339,208          1,444,298
                    A       A2       1,000,000     Philip Morris Companies, Inc., 9% due
                                                   1/01/2001                                     1,013,292          1,064,060
                                                                                             -------------      -------------
                                                                                                 7,771,074          8,156,864

Industrial --       A-      Aa3        500,000     Dresser Industries, Inc., 7.60% due
Energy -- 0.7%                                     8/15/2096                                       498,558            509,305

Industrial --                                      Lockheed Martin Corp.:
Other -- 2.7%       BBB+    A3       1,000,000     6.625% due 6/15/1998                            999,937          1,004,930
                    BBB+    A3       1,000,000     6.55% due 5/15/1999                             999,700          1,001,590
                                                                                             -------------      -------------
                                                                                                 1,999,637          2,006,520
Transportation --                                  Southwest Airlines Co.:
3.7%                A-      A3       1,500,000     9.40% due 7/01/2001                           1,676,406          1,631,115
                    A-      A3       1,000,000     7.875% due 9/01/2007                            994,974          1,050,950
                                                                                             -------------      -------------
                                                                                                 2,671,380          2,682,065

Utilities --                                       GTE Corporation:
Communica-          A       A3       1,000,000     8.85% due 3/01/1998                           1,018,592          1,017,610
tions -- 7.0%       A       A3         500,000     9.10% due 6/01/2003                             546,281            553,055
                    A       A3       1,000,000     10.30% due 11/15/2017                         1,062,955          1,062,960
                    AAA     Aaa        500,000     Indiana Bell Telephone Co., Inc.,
                                                   7.30% due 8/15/2026                             499,170            498,135
                    AA      Aa3      2,000,000     Southwestern Bell Telecommunications,
                                                   Inc., 6.125% due 3/01/2000                    2,004,314          1,982,320
                                                                                             -------------      -------------
                                                                                                 5,131,312          5,114,080

Utilities --        A+      A1       3,000,000     Georgia Power Co., 6.125% due 9/01/1999       2,987,448          2,982,060
Electric-- 7.6%     AA-     A1       1,000,000     Northern States Power Co., 7.125%
                                                   due 7/01/2025                                 1,060,164            975,440
                    A-      A3         500,000     Pennsylvania Power & Light Co., 6.875%
                                                   due 2/01/2003                                   507,716            499,870
                    A       A2       1,000,000     Virginia Electric & Power Co., 8.625%
                                                   due 10/01/2024                                  982,455          1,067,210
                                                                                             -------------      -------------
                                                                                                 5,537,783          5,524,580

Yankee              A-      A3       1,000,000     British Aerospace PLC, 7.50% due
Corporates* --                                     7/01/2027 (d)++++                               991,280            991,280
11.9%               A+      NR++     2,000,000     China Light & Power Company, Ltd., 7.50%
                                                   due 4/15/2006 (d)                             1,995,647          2,033,500
                    A+      A1       1,000,000     Ford Capital B.V., 9.50% due 6/01/2010 (b)    1,098,013          1,176,010
                    A -     Baa1     1,000,000     HSBC Americas Inc., 7% due 11/01/2006 (b)       992,148            982,030
                    A+      A2       2,000,000     Hydro-Quebec, 7.375% due 2/01/2003 (d)        2,036,635          2,036,520
                    A+      A1       1,000,000     Petroliam Nasional Berhad, 6.875% due
                                                   7/01/2003 (d)++++                               991,559            997,816
                    A       A2         500,000     Western Mining Corp., 7.25% due
                                                   11/15/2013 (c)                                  506,214            490,560
                                                                                             -------------      -------------
                                                                                                 8,611,496          8,707,716

Yankee              A+      A2         500,000     Province of Quebec, 8.80% due
Sovereign* --                                      4/15/2003 (a)                                   553,307            544,115
0.7%                                                                                         -------------      -------------
                                                   Total Corporate Bonds & Notes -- 91.1%       65,731,151         66,450,530
                                                                                             =============      =============

                                                   Short-Term Securities

Commercial                           1,000,000     General Electric Capital Corp., 5.62%
Paper** -- 1.4%                                    due 7/07/1997                                   999,063            999,063

Repurchase                           2,993,000     Morgan (J.P.) & Company Inc., purchased on
Agreements*** -- 4.1%                              6/30/1997 to yield 6% to 7/01/1997            2,993,000          2,993,000
                                                                                             -------------      -------------

                                                   Total Short-Term Securities -- 5.5%           3,992,063          3,992,063
                                                                                             =============      =============

                                                   Total Investments -- 100.7%                 $72,780,295         73,463,533
                                                                                             =============

                                                   Liabilities in Excess of Other
                                                   Assets -- (0.7%)                                                 (492,815)
                                                                                                                -------------

                                                   Net Assets -- 100.0%                                           $72,970,718
                                                                                                                =============

*    Corresponding industry groups for foreign bonds which are denominated in US dollars:
     (a) Government entity.
     (b) Financial institution.
     (c) Industrial; mining.
     (d) Industrial; other.
**   Commercial Paper is traded on a discount basis; the interest rate shown is the discount rate paid at the time of purchase by the Program.
***  Repurchase Agreements are fully collateralized by US Government Obligations.
+    Subject to principal paydowns.
++   Not rated.
++++ The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.

     See Notes to Financial Statements.





The Corporate Fund Accumulation Program, Inc.
Statement of Assets and Liabilities as of June 30, 1997

Assets:
Investments, at value (identified cost -- $72,780,295) (Note 1a)                                             $73,463,533
Interest receivable                                                                                            1,275,813
Prepaid registration fees and other assets (Note 1d)                                                              53,110
                                                                                                          --------------
Total assets                                                                                                  74,792,456
                                                                                                          --------------

Liabilities:
Payables:
Securities purchased                                                           $1,490,370
Capital shares redeemed                                                            95,732
Investment adviser (Note 2)                                                        30,939                      1,617,041
                                                                           --------------
Accrued expenses and other liabilities                                                                           204,697
                                                                                                          --------------
Total liabilities                                                                                              1,821,738
                                                                                                          --------------
Net Assets                                                                                                   $72,970,718
                                                                                                          ==============

Net Assets Consist of:
Common Stock, $.01 par value, 50,000,000 shares authorized                                                       $35,394
Paid-in capital in excess of par                                                                              74,058,077
Undistributed investment income -- net                                                                           162,162
Accumulated realized capital losses on investments -- net (Note 5)                                            (1,968,153)
Unrealized appreciation on investments -- net                                                                    683,238
                                                                                                          --------------

Net Assets -- Equivalent to $20.62 per share based on 3,539,399 shares outstanding                           $72,970,718
                                                                                                          ==============
See Notes to Financial Statements.






The Corporate Fund Accumulation Program, Inc.
Statement of Operations for the Six Months Ended June 30, 1997

Investment Income (Note 1c):
Interest and premium and discount earned                                                                     $2,563,937
Expenses:
Investment advisory fees (Note 2)                                                      $185,399
Transfer agent fees                                                                      97,330
Accounting services (Note 2)                                                             27,268
Registration fees (Note 1d)                                                              25,481
Professional fees                                                                        22,450
Printing and shareholder reports                                                         16,571
Directors' fees and expenses                                                              8,642
Custodian fees                                                                            2,937
Pricing fees                                                                              2,416
Other                                                                                     2,277
                                                                                    -----------
Total expenses                                                                                                  390,771
                                                                                                           ------------
Investment income -- net                                                                                      2,173,166
                                                                                                           ------------

Realized & Unrealized Loss on Investments -- Net (Notes 1c & 3):
Realized loss on investments -- net                                                                            (201,688)
Change in unrealized appreciation on investments -- net                                                        (264,455)
                                                                                                           ------------
Net Increase in Net Assets Resulting from Operations                                                         $1,707,023
                                                                                                           ============

See Notes to Financial Statements





The Corporate Fund Accumulation Program, Inc.
Statements of Changes in Net Assets

                                                                                   For the Six               For the
                                                                                   Months Ended            Year Ended
                                                                                     June 30,              December 31,
Increase (Decrease) in Net Assets:                                                     1997                   1996

Operations:
Investment income -- net                                                            $2,173,166             $4,746,720
Realized gain (loss) on investments -- net                                            (201,688)             1,212,168
Change in unrealized appreciation on investments -- net                               (264,455)            (4,788,096)
                                                                                 -------------          -------------
Net increase in net assets resulting from operations                                 1,707,023              1,170,792
                                                                                 -------------          -------------

Dividends to Shareholders (Note 1e):
Investment income -- net                                                            (2,011,004)            (4,746,847)
                                                                                 -------------          -------------
Net decrease in net assets resulting from dividends to shareholders                 (2,011,004)            (4,746,847)
                                                                                 -------------          -------------

Capital Share Transactions (Note 4):
Net decrease in net assets resulting from capital share transactions                (4,473,722)            (4,077,674)
                                                                                 -------------          -------------

Net Assets:
Total decrease in net assets                                                        (4,777,703)            (7,653,729)
Beginning of period                                                                 77,748,421             85,402,150
                                                                                 -------------          -------------
End of period*                                                                     $72,970,718            $77,748,421
                                                                                 =============          =============

* Undistributed investment income -- net                                              $162,162                    $--
                                                                                 =============          =============

  See Notes to Financial Statements.







The Corporate Fund Accumulation Program, Inc.
Financial Highlights

                                                                 For the Six
The following per share data and ratios have been derived          Months
from information provided in the financial statements.             Ended          For the Year Ended December 31,
                                                                   June 30,
Increase (Decrease) in Net Asset Value:                             1997       1996       1995       1994       1993

Per Share Operating Performance:
Net asset value, beginning of period                                $20.69     $21.59     $19.14     $21.55     $21.22
                                                                 ---------  ---------  ---------  ---------  ---------
Investment income -- net                                               .61       1.23       1.28       1.18       1.31
Realized and unrealized gain (loss) on investments -- net             (.12)      (.90)      2.45      (2.41)      1.24
                                                                 ---------  ---------  ---------  ---------  ---------
Total from investment operations                                       .49        .33       3.73      (1.23)      2.55
                                                                 ---------  ---------  ---------  ---------  ---------
Less dividends and distributions:
Investment income -- net                                              (.56)     (1.23)     (1.28)     (1.18)     (1.29)
Realized gain on investments -- net                                     --         --         --         --       (.93)
                                                                 ---------  ---------  ---------  ---------  ---------
Total dividends and distributions                                     (.56)     (1.23)     (1.28)     (1.18)     (2.22)
                                                                 ---------  ---------  ---------  ---------  ---------
Net asset value, end of period                                      $20.62     $20.69     $21.59     $19.14     $21.55
                                                                 =========  =========  =========  =========  =========

Total Investment Return:
Based on net asset value per share                                    2.39%+     1.69%     20.05%     (5.78%)    12.20%
                                                                 =========  =========  =========  =========  =========

Ratios to Average Net Assets:
Expenses                                                              1.05%*     1.12%      1.01%      1.10%      1.08%
                                                                 =========  =========  =========  =========  =========
Investment income -- net                                              5.86%*     5.84%      6.23%      5.80%      5.74%
                                                                 =========  =========  =========  =========  =========

Supplemental Data:
Net assets, end of period (in thousands)                           $72,971    $77,748    $85,402    $82,887   $115,367
                                                                 =========  =========  =========  =========  =========
Portfolio turnover                                                      46%        77%       104%       122%       132%
                                                                 =========  =========  =========  =========  =========
* Annualized.
+ Aggregate total investment return.

  See Notes to Financial Statements.




The Corporate Fund Accumulation Program, Inc.

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:
The Corporate Fund Accumulation Program, Inc. (the "Program") is registered under the Investment Company Act of 1940 as a diver-sified, open-end management investment company. These unaudited financial statements reflect all adjustments which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal recurring nature. The following is a summary of significant accounting policies followed by the Program.

(a) Valuation of securities -- Portfolio securities are valued on the basis of prices furnished by one or more pricing services which determine prices for normal, institutional-size trading units. In certain circumstances, portfolio securities are valued at the last sale price on the exchange that is the primary market for such securities, or the last quoted bid price for those securities for which the over-the-counter market is the primary market or for listed securities in which there were no sales during the day. Obligations with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value, unless this method no longer produces fair valuations. Securities for which there exists no price quotations or valuations and all other assets are valued at fair value as determined in good faith by or on behalf of the Board of Directors of the Program.

(b) Income taxes -- It is the Program's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(c) Security transactions and investment income -- Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income (including amortization of premium and discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

(d) Prepaid registration fees -- Prepaid registration fees are charged to expense as the related shares are issued.

(e) Dividends to shareholders -- Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

2. Investment Advisory Agreement and Transactions with Affiliates:
The Program has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Program's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Program. For such services, the Program pays a monthly fee of 0.50%, on an annual basis, of the value of the Program's average daily net assets.

FAM has entered into an Administrative Agreement with Merrill Lynch, Pierce, Fenner & Smith Inc. ("MLPF&S"), Prudential Securities, Inc., Dean Witter Reynolds Inc., and Smith Barney, Inc. (the "Administrators"), whereby the Administrators perform certain administrative duties on behalf of FAM. The Administrators receive a monthly fee from FAM equal to 0.20%, on an annual basis, of the Program's average daily net assets.

During the six months ended June 30, 1997, the Program paid Merrill Lynch Security Pricing Service, an affiliate of MLPF&S, $1,875 for security price quotations to compute the net asset value of the Program.

Accounting services are provided to the Program by FAM at cost.

Certain officers and/or directors of the Program are officers and/or directors of FAM, PSI, and/or ML & Co.

3. Investments:
Purchases and sales of investments, excluding short-term securities, for the six months ended June 30, 1997 were $32,522,595 and $36,779,044, respectively.

Net realized and unrealized gains (losses) as of June 30, 1997 were as follows:

                               Realized                Unrealized
                                Losses                   Gains

Long-term investments       $  (201,688)              $  683,238
                            -----------              -----------
Total                       $  (201,688)              $  683,238
                            ===========              ===========

As of June 30, 1997, net unrealized appreciation for Federal income tax purposes aggregated $683,238, of which $1,002,623 related to appreciated securities and $319,385 related to depreciated securities. The aggregate cost of investments at June 30, 1997 for Federal income tax purposes was $72,780,295.

4. Capital Share Transactions:
Transactions in capital shares were as follows:

For the Six Months                                       Dollar
Ended June 30, 1997           Shares                     Amount

Shares sold                   286,757                $  5,885,291
Shares issued to
shareholders in
reinvestment of
dividends                      91,860                   1,886,502
                         ------------                ------------
Total issued                  378,617                   7,771,793
Shares redeemed              (596,792)                (12,245,515)
                         ------------                ------------
Net decrease                 (218,175)               $ (4,473,722)
                         ============                ============

For the Year Ended                                       Dollar
December 31, 1996             Shares                     Amount

Shares sold                  943,053                 $ 19,538,783
Shares issued to
shareholders in
reinvestment of
dividends                    221,170                    4,567,096
                        ------------                 ------------
Total issued               1,164,223                   24,105,879
Shares redeemed           (1,362,008)                 (28,183,553)
                        ------------                 ------------
Net decrease                (197,785)                $ (4,077,674)
                         ============                ============

5. Capital Loss Carryforward:
At December 31, 1996, the Program had a net capital loss carryforward of approximately $1,766,000, all of which expires in 2002. This amount will be available to offset like amounts of any future taxable gains.



Officers and Directors
Arthur Zeikel -- President and Director
Ronald W. Forbes -- Director
Cynthia A. Montgomery -- Director
Charles C. Reilly -- Director
Kevin A. Ryan -- Director
Richard R. West -- Director
Terry K. Glenn -- Executive Vice President
Joseph T. Monagle Jr. -- Senior Vice President
Donald C. Burke -- Vice President
Jay C. Harbeck -- Vice President
Gerald M. Richard -- Treasurer
Susan B. Baker -- Secretary

Custodian and Transfer Agent
The Bank of New York
90 Washington Street
New York, NY 10286